UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 26, 2014
Date of Report (Date of earliest event reported)

KONARED CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-176429 (Commission File Number)	99-0366971 (IRS Employer Identification Number)

2829 Ala Kalanikaumaka St., Suite F-133, Koloa, HI 96756
(Address of principal executive offices) (Zip Code)

Phone: (808) 212-1553
 (Registrant’s telephone number)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 26, 2014, KonaRed Corporation (the “Company”) engaged M&K CPAS PLLC, ('M&K') an independent registered public accounting firm, as the Company’s new principal independent accountant and accordingly dismissed Anton & Chia, LLP ('A&C') this same day. The Company has not previously consulted with M&K regarding any accounting, or auditing matters.

On January 10, 2013, A&C had been engaged by the Company to audit the financial statements of our predecessor company TeamUpSport Inc. and subsequent to an asset purchase agreement wherein we acquired the business of Sandwich Isles Trading Co, Inc. ('SITC'), we retained A&C as our principal independent accountant. A&C audited the financial statements of the Company for the fiscal year ended December 31, 2013 and was engaged by the Company as its independent accountant until March 26, 2014.

A&C's audit report on the financial statements of the Company for the year ended December 31, 2013 did not did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During the fiscal year ended December 31, 2013 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreement(s), if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's fiscal year ended December 31, 2013 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided A&C with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that it furnish us with a letter addressed to the SEC, stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from A&C is filed as an exhibit to this Current Report on Form 8-K.

During the Company's fiscal years ended December 31, 2013 and December 31, 2012 and in the subsequent interim period through the date of appointment, we have not consulted with M&K regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&K provided to us a written report or oral advice that M&K concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with M&K regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The decision to change our principal independent accountant and engage M&K was reviewed and approved by the board of directors of the Company.

Additionally, as previously reported in a Current Report on Form 8-K/A filed January 14, 2014, upon closing of the asset purchase agreement with SITC on October 4, 2013, we decided to continue to retain A&C and the retention of A&C was approved by our board of directors. As a result, SITC's independent registered public accounting firm, Malone Bailey LLP, was considered to be our predecessor registered public accounting firm.

Malone Bailey, LLP’s report on the SITC financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During SITC's fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through the date of their resignation, there were no disagreements, resolved or not, with Malone Bailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreement(s), if not resolved to the satisfaction of Malone Bailey, LLP, would have caused Malone Bailey, LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

During SITC’s fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Malone Bailey, LLP with a copy of the Current Report on Form 8-K/A filed on January 14, 2014 prior to its filing with the SEC, and requested that it furnish us with a letter addressed to the SEC, stating whether it agreed with the statements made in that Current Report on Form 8-K/A, and if not, stating the respects with which it does not agree. A copy of the letter provided from Malone Bailey, LLP was filed as an exhibit to the Current Report on Form 8-K/A filed January 14, 2014.

During Sandwich Isles’ fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through the date of appointment, we did not consult with A&C regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did A&C provided to us a written report or oral advice that A&C concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we did not consult with A&C regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 16.1 - Letter from Anton & Chia LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts__
Shaun Roberts
President and CEO

Dated: March 27, 2014